                                                                Exhibit 10.02


                           FIRST AMENDMENT AGREEMENT


     THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), dated as of May 12, 1997, is among HOLLINGER INTERNATIONAL PUBLISHING INC. (the "Company"), TELEGRAPH GROUP LIMITED (the "U.K. Borrower"), HOLLINGER CANADIAN PUBLISHING HOLDINGS INC. (the "Canadian Borrower" and, together with the Company and the U.K. Borrower, the "Borrowers"), the Lenders listed on the signature pages hereto (the "Lenders" and each a "Lender"), THE TORONTO-DOMINION BANK, as Issuing Bank (the "Issuing Bank"), TORONTO DOMINION (TEXAS), INC., as Administrative Agent, HOLLINGER INTERNATIONAL INC. ("Hollinger International") and HOLLINGER INTERNATIONAL (CANADA) HOLDINGS CO. ("Canada Holdings");


                              W I T N E S E T H:

     WHEREAS, the Borrowers, the Lenders, the Issuing Bank and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of April 7, 1997 (the "Credit Agreement");

     WHEREAS, the Canadian Borrower wishes to acquire the remaining shares in Southam not currently owned by it and has requested the Lenders to consent to such acquisition as the Approved Acquisition and to amend the Credit Agreement as hereinafter set forth below;

     NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

     SECTION 1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

     SECTION 2 AMENDMENTS TO CREDIT AGREEMENT. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

               2.1 Amendments to Section 1. Section 1 of the Credit Agreement is amended as follows:

                   (a) Clause (a)(ii) of the definition of "Adjusted Operating Cash Flow" is amended in its entirety to read as follows:

                       "(ii) net income attributable to dividends or other distributions received from any Unrestricted Subsidiary or, prior to the Southam Acquisition Date, Southam and its Subsidiaries and".

                   (b) The definition of "Acquisition Documents" is amended in its entirety to read as follows:

                       "Acquisition Documents means the Approved Acquisition Circular and any other documents relating to the Approved Acquisition which have been approved by the Administrative Agent."

                   (c) The definition of "Approved Acquisition" is amended in its entirety to read as follows:

                       "Approved Acquisition means the Acquisition of Southam on the terms and conditions set forth in the Memorandum dated April 25, 1997 from Kenneth L. Serota, Vice President Law & Finance of Hollinger International to the Hollinger International Publishing Inc. Bank Group (provided that the offer price may be Cdn$13.50 in cash and equity in the form of HCPH Special Shares valued by HCPH at Cdn$12.31 on the Mandatory Exchange Date)."

                   (d) Clause (d) of the definition of "Change in Control" is amended in its entirety to read as follows:

                       "(d) Hollinger International shall cease to own, directly or indirectly, 50% of the Voting Stock and 100% of the non-Voting Stock (excluding, prior to the Mandatory Exchange Date, the HCPH Special Shares) of the Canadian Borrower or Hollinger Inc. shall cease to own, directly or indirectly, 50% of the Voting Stock of the Canadian Borrower."

                   (e) The definition of "Debt" is amended by inserting the following at the end thereof:

                       "Debt shall not include the DMG Note so long as SHC and Southam can satisfy their obligations thereunder by delivering title to the Arizona Assets and any income attributable to the Arizona Assets is excluded from Consolidated Net Income."

                   (f) Clause (d) of the definition of "Excess Cash Flow" is amended in its entirety to read as follows:

                       "(d) Prior to the Tranche D Availability Date, any Management Fees paid by Southam to the Company during such Fiscal Quarter."

                   (g) The definition of "Funded Debt" is amended in its entirety to read as follows:

                       "Funded Debt means the sum of (a) all Debt of the Company and its Restricted Subsidiaries in the Financial Group pursuant to clauses (a), (b), (d), (e)(i), (g), (h), (i), (j), and (k) of the definition of Debt plus, if applicable, Debt described in Section 10.7(o), minus, (b) Debt of the Company to Restricted Subsidiaries in the Financial Group and Debt of Restricted Subsidiaries in the Financial Group to the Company or to other Restricted Subsidiaries. In the event the amount of Southam's net obligations, if any, under the Hedging Agreements (determined on a mark-to-market value for such Hedging Agreements as determined by the Administrative Agent) exceeds Cdn$10,000,000, the amount of such entire net obligations shall be included as Funded Debt."

                   (h) The definition of "Financial Group" is amended in its entirety to read as follows:

                       "Financial Group means (a) prior to the Tranche D Availability Date, the Company and its Restricted Subsidiaries other than Southam and its Subsidiaries and (b) on and after the Tranche D Availability Date, the Company and its Restricted Subsidiaries (including Southam and its Subsidiaries)."

                   (i) The definition of "Operating Cash Flow" is amended by inserting the following at the end thereof:

                       "For purposes of calculating Operating Cash Flow on or after the Tranche D Availability Date, 100% of the Operating Cash Flow of LMPL shall be included. The Operating Cash Flow of other non-Wholly Owned Restricted Subsidiaries of Southam which have not executed a Canadian Guaranty and a Canadian Security Agreement shall be excluded."

                   (j) The definition of "Total Interest Expense" is amended by inserting between the words "payments with respect to any guaranty of" and the words "Redeemable Capital Stock" the words:
"or dividends on".

                   (k) Section 1 is amended by adding the following definitions in the proper alphabetical order:

     Approved Acquisition Circular means the documents to be dispatched to the Southam shareholders describing the Approved Acquisition and including the disclosures required by the applicable regulatory authorities.

     Arizona Assets means the assets to be conveyed by SHC to DMG USA, Inc. pursuant to that certain forward share purchase agreement dated October 11, 1996 among SHC, Southex Arizona, Inc., Southam and DMG USA, Inc.

     DMG Note means the promissory note dated October 11, 1996 in the original principal amount of $4,000,000 made by SHC in favor of DMG USA, Inc. together with the guaranty of even date therewith executed by Southam in favor of the holder of such note.

     First Amendment Agreement means the First Amendment Agreement dated May 12, 1997, among the Borrowers, the Lenders, the Issuing Bank, the
Administrative Agent, Hollinger International and Canada Holdings.

     HCPH Special Share Exchange Agreement means the Exchange Agreement to be dated the Tranche D Availability Date between Hollinger International and a trustee acting on behalf of the holders of the HCPH Special Shares.

     HCPH Special Shares means the non-voting, non-redeemable, non-retractable Capital Stock of the Canadian Borrower which is issued in connection with the Approved Acquisition, which HCPH Special Shares are mandatorily exchangeable on the Mandatory Exchange Date into Class A Common Stock of Hollinger International.

     LMPL means Lower Mainland Publishing Ltd., a British Columbia corporation.

     LMPL Redeemable Capital Stock means the Capital Stock of LMPL not owned by Southam or its Subsidiaries which is subject to a put.

     Mandatory Exchange Date means the date which is the earlier of (a) the third anniversary of the Tranche D Availability Date, (b) the date on which any Event of Default under Section 12.1.1 occurs and (c) the date on which the Obligations are accelerated pursuant to Section 12.2.

     SHC means Southam Holdings Corporation, a Delaware corporation.

     SHC Preferred Shares means the Series C Preferred Shares of SHC.

     Southam Acquisition Date means the date on which the Canadian Borrower directly owns 100% of the Capital Stock of Southam or any Restricted Subsidiary into which Southam is amalgamated.

     Southam Medium Term Notes means the 7.9% Cdn$50,000,000 medium term notes due June 29, 2000 issued by Southam.

     Southam Pacific Press means the real estate, improvements, fixtures and related personal properties associated with a new printing plant for Southam and its Restricted Subsidiaries in Vancouver, British Columbia.

               2.2 Section 6.1.2. Section 6.1.2(b) of the Credit Agreement is amended by inserting the following at the beginning thereof: "Prior to the Tranche D Availability Date,".

               2.3 Section 6.1.3. Section 6.1.3 of the Credit Agreement is amended in its entirety to read as follows:

                       "6.1.3 Application of Mandatory Commitment Reductions to Tranches. Mandatory Commitment reductions pursuant to Section 6.1.2 shall be applied against the mandatory reductions of the Commitments required by Section 6.1.2(f) in inverse order of reduction. Mandatory Commitment reductions resulting from Asset Sales under Section 6.1.2(a) shall be applied dollar for dollar (w) in the case of Asset Sales by the Canadian Borrower or any of its Restricted Subsidiaries (other than Southam and its Restricted Subsidiaries or after the Tranche D Availability Date (provided the Lenders have given their consent), the sale of Capital Stock of Southam), to the Tranche A and Tranche C Commitments, (x) in the case of Asset Sales by the U.K. Borrower or any of its Restricted Subsidiaries, to the Tranche A and Tranche B Commitments, (y) in the case of Asset Sales by Southam or any of its Restricted Subsidiaries, or, after the Tranche D Availability Date (provided the Lenders have given their consent), the sale of Capital Stock of Southam, to the Tranche A and Tranche D Commitments, and (z) in the case of Asset Sales by the Company or any other Restricted Subsidiary, to the Tranche A Commitment and pro rata among the Tranche B, Tranche C and Tranche D Commitments. Mandatory Commitment reductions resulting from events described in Section 6.1.2(d) or (e) shall be applied to the Tranche A Commitment and, to the extent that any such Commitment would exceed the Total Commitment, the Tranche B, Tranche C and Tranche D Commitments."

               2.4 Section 10.1.4. Section 10.1.4 of the Credit Agreement is amended by inserting at the beginning thereof the following: "Prior to the Tranche D Availability Date,".

               2.5 Section 10.1.5. Section 10.1.5 of the Credit Agreement is amended by inserting the following at the end thereof: "including, in the case of clauses (a) and (b)above, all such reports, statements and communications by or with respect to the Canadian Borrower.

               2.6 Section 10.7. Section 10.7 of the Credit Agreement is amended by inserting the following clauses at the end thereof:

                       "; (n) the Southam Medium Term Notes; (o) Debt of Southam outstanding on the Tranche D Availability Date in connection with two Hedging Agreements dated May 18, 1994 and July 26, 1994, respectively, having an aggregate notional amount of Cdn$25,000,000; (p) the SHC Preferred Shares outstanding on the Tranche D Availability Date; and (q) the LMPL Redeemable Capital Stock."

               2.7 Section 10.8. Section 10.8 of the Credit Agreement is amended by inserting the following clause (l) at the end thereof:

                       "; and (l) Liens securing the Southam Medium Term Notes provided such Liens are pari passu with Liens in favor of the Administrative Agent and are on terms satisfactory to the Lenders."

               2.8 Section 10.9. Section 10.9(a)(1) is amended by inserting at the end of clause (D) but before the first proviso, the following:

                       "plus (E) dividends on and redemptions of the SHC Preferred Shares"

               2.9 Section 10.10. Clause (iii) of the last paragraph of Section
10.10 is amended in its entirety to read as follows:

                       "(iii) Prior to the Tranche D Availability Date, neither the Company nor any of its Restricted Subsidiaries in the Financial Group shall make any Investments in Southam or any of its Subsidiaries and after the Tranche D Availability Date, neither the Company nor any of its Restricted Subsidiaries in the Financial Group shall make any Investments in any Restricted Subsidiaries of Southam which are not Obligors."

               2.10 Section 10.11. Section 10.11(d)(2) is amended in its entirety to read as follows:

                       "(2) the earlier of the Southam Acquisition Date or the termination of the Tranche D Commitment, shall not exceed $25,000,000 (excluding the Approved Acquisition);"

               2.11 Section 10.18. Section 10.18 of the Credit Agreement is amended as follows:

                   (i) Clause (a) is amended by inserting between the words "Canadian Borrower" and the words "and (directly or indirectly)", the phrase "(excluding, prior to the Mandatory Exchange Date, the HCPH Special Shares)"; and

                   (ii) Clause (c) is amended in its entirety to read as follows:

                       "(c) The obligations of the U.K. Borrower, the Canadian Borrower and the Acquisition Borrower hereunder and under the other Loan Documents are (i) secured by (x) (A) 100% of the Capital Stock and Subsidiary Notes of the U.K. Borrower and each of its Restricted Subsidiaries, (B) 100% of the Capital Stock (excluding, prior to the Mandatory Exchange Date, the HCPH Special Shares) and Subsidiary Notes of the Canadian Borrower, the Acquisition Borrower and each of their Restricted Subsidiaries in the Financial Group (other than Southam and its Subsidiaries), (C) (1) on the Amendment Effective Date, not less than 42.8% of the Capital Stock of Southam outstanding on the Amendment Effective Date, (2) on and after the Tranche D Availability Date all of the Capital Stock and Subsidiary Notes of Southam owned by Hollinger International or any of its Affiliates (which shall constitute not less than 83.36% of all Southam Capital Stock outstanding on such date), (3) on and after the Southam Acquisition Date, 100% of the Capital Stock and Subsidiary Notes of Southam and 100% of the Capital Stock (or such lesser amount as is owned by Southam) and Subsidiary Notes of each of Southam's Restricted Subsidiaries and
(y) substantially all the assets (other than real property) of the U.K. Borrower, the Canadian Borrower, the Acquisition Borrower and each of their Restricted Subsidiaries in the Financial Group (other than Southam and its Restricted Subsidiaries) and, upon the Southam Acquisition Date, substantially all the assets (other than real property) of Southam and its Restricted Subsidiaries and (ii) guaranteed by each other Borrower and such Borrower's Restricted Subsidiaries in the Financial Group other than the Israeli Subsidiaries and Dormant Subsidiaries and, prior to the Southam Acquisition Date, Southam and its Restricted Subsidiaries, subject, in each case, to such exceptions as the Administrative Agent or the Required Lenders may from time to time permit."

               2.12 Section 10.19. Notwithstanding the provisions of Section 10.19(j)of the Credit Agreement, the Canadian Borrower may amend its Organic Documents to authorize the HCPH Special Shares.

               2.13 Sections 10.27 and 11.4.11. Notwithstanding the provisions of Sections 10.27 and 11.4.11 of the Credit Agreement, Southam and its Restricted Subsidiaries shall not be required to deliver Canadian Guarantees, Canadian Security Agreements, and/or Canadian Pledge Agreements, provide corporate documents or opinion letters with respect to the same or provide the process agent letter until the Southam Acquisition Date.

               2.14 Section 10.31. Section 10.31 of the Credit Agreement is amended in its entirety to read as follows:

                       "10.31 Capital Expenditures. Not, and not permit any Restricted Subsidiary in the Financial Group to, make or commit to make any Capital Expenditure during any Fiscal Year, unless, after giving effect to such Capital Expenditure, the aggregate amount of all Capital Expenditures made by the Company and such Restricted Subsidiaries during such Fiscal Year shall not exceed (a) prior to the Tranche D Availability Date, $40,000,000 and (b) after the Tranche D Availability Date, $60,000,000. In addition, (x) the Company and its Restricted Subsidiaries organized in the United States may make Capital Expenditures during Fiscal Years 1997, 1998 and 1999 not exceeding $100,000,000 in the aggregate for the Sun-Times Plant and (y) provided the Tranche D Availability Date has occurred, Southam and its Restricted Subsidiaries may make Capital Expenditures during Fiscal Years 1997 and 1998 not exceeding $50,000,000 in the aggregate for the Southam Pacific Press."

               2.15 Section 10.32. Section 10.32 of the Credit Agreement is amended as follows:

                   (i) Clause (b) of Section 10.32 is amended by deleting the words "30 days of the Canadian Acquisition Date" and inserting "on or prior to the Southam Acquisition Date" therefor.

                   (ii) Section 10.32 of the Credit Agreement is further amended by adding the following new clauses at the end of clause (d) thereof:

                       "(e) One Business Date after the Southam Acquisition Date, the Canadian Borrower shall (i) cause Southam and each of its Restricted Subsidiaries to execute and deliver a Canadian Guarantee and a Canadian Security Agreement; (ii) pledge and assign and cause Southam and its Restricted Subsidiaries to pledge and assign to the Administrative Agent for the benefit of the Lenders all Subsidiary Notes and all of the issued and outstanding shares of Capital Stock (to the extent not already pledged) of Southam and its Restricted Subsidiaries pursuant to a Canadian Pledge Agreement; and (iii) provide such opinion letters, stock transfer forms, endorsements, financing statements and other documents and instruments as in the opinion of the Administrative Agent are appropriate (any such document or agreement executed or issued pursuant to this Section 10.32(e) shall be a "Loan Document" for purposes of this Agreement);

                       (f) If the Canadian Borrower acquires, under its bid for all of the remaining shares in Southam, not less than ninety per cent of such remaining shares, it shall promptly take all necessary action under section 206 of the Canadian Business Corporations Act to acquire the balance of such remaining shares, and in any event shall promptly take all necessary action to cause the Southam Acquisition Date to occur within 90 days of the Tranche D Availability Date (or such later date within 120 days of the Tranche D Availability Date as may be required by the inability of the Canadian Borrower to obtain the requisite court dates within such 90-day time period, as certified to the Administrative Agent by the Canadian Borrower setting forth the actual court dates); and

                       (g) Five Business Days of the Tranche D Tranche Availability Date, terminate any and all stock option plans of Southam and its Subsidiaries."

               2.16 Section 11.4.1. Section 11.4.1 of the Credit Agreement is amended as follows:

                   (i) Clause (a) of Section 11.4.1 is amended in its entirety to read as follows:

                       "(a) Sterling Collateral Documents. A Canadian Guarantee, Canadian Security Agreement and Canadian Pledge Agreement executed by Sterling Newspapers Company with respect to the obligations of the U.K. Borrower and the Canadian Borrower and/or the Acquisition Borrower under Tranche D."

                   (ii) Section 11.4.1 is further amended by inserting the following clauses at the end thereof:

                       "(f) Amendment to Southam Organic Documents. A certified copy of the Organic Documents of Southam evidencing the deletion of the provisions entitled "Higher Vote for Certain Business Combinations" (relating to the minority approval requirement for related party transactions).

                   (g) HCPH Special Share Exchange Agreement. The HCPH Special Share Exchange Agreement executed by Hollinger International and the other parties thereto.

                   (h) Hollinger International Resolutions. Certified resolutions of the Board of Directors of Hollinger International approving the issuance of the Class A Common Stock of Hollinger International relating to the HCPH Special Share Exchange Agreement and reserving the requisite amount of Class A Common Stock as required by the Hollinger International Guarantee.

                   (i) Certificate of Depositary. A certificate of The R-M Trust Company, as Depositary, certifying that as of such date not less than 66-2/3 of the Southam shares not owned by the Canadian Borrower have been deposited pursuant to the Approved Acquisition Documents and not withdrawn.

                   (j) Hollinger International Certificate. A certificate from an authorized officer of Hollinger International representing that if the Mandatory Exchange Date were to occur on the Tranche D Availability Date (assuming 100% of the minority shares of Southam were tendered), no Change of Control would occur.

                   (k) Opinions of Counsel. Opinions of U.S. and Canadian counsel covering such matters with respect to the Approved Acquisition (including the issuance of the HCPH Special Shares and the Class A Stock of Hollinger International) and the Loan Documents as the Administrative Agent and its counsel deem appropriate.

                   (l) Hollinger Inc. Undertaking. An undertaking from Hollinger Inc. in form and substance satisfactory to the Administrative Agent that in the event (whether pursuant to New York Stock Exchange Rules or otherwise) the shareholders of Hollinger International must approve issuance of Class A Stock pursuant to the HCPH Special Share Exchange Agreement, Hollinger Inc. will vote all of its Hollinger International Voting Stock in favor of such issuance.

                   (m) Southam Options. Evidence in form and substance satisfactory to the Administrative Agent that all options under any option plan granted by Southam or any of its Subsidiaries have been exercised or terminated."

               2.17 Section 12.1. Section 12.1 is amended by adding the following new Section 12.1.15 at the end thereof:

                       "12.1.15 Southam Acquisition Date. The Southam Acquisition Date shall not have occurred on or before the date which is 90 days after the Tranche D Availability Date or such later date as may be permitted by
Section 10.32(f)."

     SECTION 3 AMENDMENTS TO HOLLINGER INTERNATIONAL GUARANTEE. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Hollinger International Guarantee is amended as follows:

               3.1 Section 4.5. Section 4.5 of the Hollinger International Guarantee is amended by inserting the following at the end thereof: "or (d) the HCPH Special Share Exchange Agreement".

               3.2 Section 4. Section 4 of the Hollinger International Guarantee is further amended by inserting the following new sections at the end thereof:

                       "Section 4.7 HCPH Special Shares. Promptly upon receipt of any HCPH Special Shares pursuant to the HCPH Special Share Exchange Agreement, pledge or cause the Subsidiary then owning the HCPH Special Shares to pledge such HCPH Special Shares to the Administrative Agent for the benefit of the Lenders pursuant to a Canadian Pledge Agreement in form and substance satisfactory to the Administrative Agent.

                       Section 4.8 Registration Statement. Unless an exemption from registration is available (and Hollinger International shall have provided an opinion of counsel satisfactory to the Administrative Agent to that effect), Hollinger International shall file a Registration Statement covering the Class A Common Stock to be issued pursuant to the HCPH Special Share Exchange Agreement on or prior to the Tranche D Availability Date and shall cause such Registration Statement to be declared effective as soon as practicable. In the event an exemption ceases to be available, Hollinger International shall promptly, but in any event within 30 days of the date the exemption ceases to be available, file a Registration Statement covering the Class A Common Stock to be issued pursuant to the HCPH Special Share Exchange Agreement and cause such Registration Statement to be declared effective as soon as practicable. International shall maintain the effectiveness of such Registration Statement (or another Registration Statement covering the shares to be issued pursuant to the HCPH Special Share Exchange Agreement) at all times from the effective date thereof until the Mandatory Exchange Date.

                       Section 4.9 Reservation of Shares. Hollinger
International shall at all times reserve and keep available, solely for issuance upon exchange of the HCPH Special Shares, 100% of such number of shares of Class A Common Stock of Hollinger International as would be required at such time for exchange of the HCPH Special Shares pursuant to the HCPH Special Share Exchange Agreement and all such shares shall be duly authorized for issuance at all times.

                       Section 4.10 Shareholder Approval. Hollinger
International shall include a resolution approving the issuance of Class A Shares pursuant to the HCPH Special Share Exchange Agreement in the first proxy statement sent to its shareholders after the First Amendment Effective Date (other than the proxy statement relating to the Canadian Acquisition as contemplated by the Purchase Agreements). Upon the earlier of (a) an Event of Default under Section 12.1.1 of the Credit Agreement and (b) the written request of the Required Lenders, Hollinger International shall promptly convene a special shareholders' meeting to approve the issuance of Class A Stock pursuant to the HCPH Special Share Exchange Agreement.

                       Section 4.11 Officer's Certificate. Concurrent with the delivery of the reports required by Sections 4.1.1 and 4.1.2 and at such other times as the Administrative Agent may request, deliver a certificate certifying as to Hollinger International's compliance with Sections 4.8, 4.9 and 4.10 of this Guaranty (including supporting evidence)."

     SECTION 4 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders, the Issuing Bank and the Administrative Agent to execute and deliver this Amendment, each Borrower hereby represents and warrants to each Lender, the Issuing Bank and to the Administrative Agent that:

                   (a) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

                   (b) the warranties of the Borrowers contained in Section 9 of the Credit Agreement are true and correct as of the date hereof, with the same effect as though made on such date.

     SECTION 5 CONDITIONS TO EFFECTIVENESS. The amendments set forth in Section 2 and Section 3 hereof shall become effective on the date (the "First Amendment Effective Date") when the Administrative Agent shall have received all of the following, each in form and substance satisfactory to the Administrative Agent:

                   (a) ten counterparts of this Amendment executed by all of the parties hereto;

                   (b) certified copies of the resolutions of the Board of Directors of the Canadian Borrower and Hollinger International authorizing the Approved Acquisition;

                   (c) a certificate of an authorized officer of the Company as to satisfaction of items set forth in Section 4 of this Amendment; and

                   (d) the Approved Acquisition Circular shall have been approved by all the Lenders; and

                   (e) such other documents as the Administrative Agent or any Lender may reasonably request.

     SECTION 6 GENERAL.

               6.1 Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any other Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect, and shall remain in full force and effect.

               6.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

               6.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES. THIS AMENDMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS WITH RESPECT THERETO.

               6.4 Loan Document. This Amendment is a Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         HOLLINGER INTERNATIONAL PUBLISHING INC.



                                                By:
                                                Title:


                                         HOLLINGER INTERNATIONAL INC.



                                                By:
                                                Title:


                                         HOLLINGER INTERNATIONAL (CANADA)
                                         HOLDINGS CO.



                                                By:
                                                Title:



                                         TELEGRAPH GROUP LIMITED



                                                By:
                                                Title:



                                         HOLLINGER CANADIAN PUBLISHING HOLDINGS
                                         INC.



                                                By:
                                                Title:



                                         TORONTO DOMINION (TEXAS), INC., as
                                         Administrative Agent



                                                By:
                                                Title:


                                         THE TORONTO-DOMINION BANK, as Issuing
                                         Bank



                                                By:
                                                Title:

                                         TORONTO DOMINION (TEXAS), INC., as
                                         Lender under Tranche A and Tranche B



                                                By:
                                                Title:


                                         THE TORONTO-DOMINION BANK, as Canadian
                                         Lender under Tranche C and Tranche D



                                                By:
                                                Title:



                                         CIBC INC., as Lender under Tranche A



                                                By:
                                                Title:


                                         CANADIAN IMPERIAL BANK OF COMMERCE, as
                                         Lender under Tranche B and Canadian
                                         Lender under Tranche C and Tranche D



                                                By:
                                                Title:



                                         THE BANK OF NOVA SCOTIA, as Lender
                                         under Tranche A



                                                By:
                                                Title:



                                         THE BANK OF NOVA SCOTIA, as Lender
                                         under Tranche B



                                                By:
                                                Title:


                                         THE BANK OF NOVA SCOTIA, as Canadian
                                         Lender under Tranche C and Tranche D



                                                By:
                                                Title:



                                         THE FIRST NATIONAL BANK OF CHICAGO, as
                                         Lender under Tranche A and Tranche B



                                                By:
                                                Title:

                                         FIRST CHICAGO NBD BANK, CANADA, as
                                         Canadian Lender under Tranche C and
                                         Tranche D



                                                By:
                                                Title:



                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION, as Lender under
                                         Tranche A and Tranche B



                                                By:
                                                Title:


                                         BANK OF AMERICA CANADA, as Canadian
                                         Lender under Tranche C and Tranche D



                                                By:
                                                Title: